UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 4, 2020

PHUNWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37862	26-4413774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Shoal Creek Blvd, Suite 230-S, Austin, Texas	78757
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (512) 693-4199

 Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PHUN	The NASDAQ Capital Market
Warrants to purchase one share of Common Stock	PHUNW	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On December 4, 2020, Phunware, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the 2020 Annual Meeting: (i) the election of two Class II directors to serve until the Company’s 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified; (ii) the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020; (iii) pursuant to Nasdaq Listing Rule 5635 of the Nasdaq Stock Market, the approval of the issuance of shares of the Company's common stock to Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B should the conversion of certain convertible notes and the exercise of a warrant occur; (iv) the approval of an amendment and restatement of the Company's 2018 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 2,500,000 shares; and (v) the approval an amendment to the Company's Certificate of Incorporation to reduce the number of authorized shares of the Company's common stock from 1,000,000,000 to 250,000,000 and preferred stock from 100,000,000 to 25,000,000. The proposals are described in detail in the Company’s definitive proxy statement for the 2020 Annual Meeting, filed with the Securities and Exchange Commission on October 16, 2020 (the “Definitive Proxy Statement”). Each of the matters submitted to a vote of the Company’s stockholders at the 2020 Annual Meeting was approved by the requisite vote of the Company’s stockholders. Set forth below is the number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable.

Nominee	For	Against	Withheld/ Abstentions	Broker Non-Votes
Lori Tauber Marcus	7,279,159	0	834,850	22,890,768
Kathy Tan Mayor	4,981,972	0	3,132,037	22,890,768

Proposals	For	Against	Withheld/ Abstentions	Broker Non-Votes
Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020	28,747,188	483,149	1,774,440	0
Approve, for the purposes of Listing Rule 5635 of the Nasdaq Stock Market, the issuance of shares of the Company’s common stock to Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B upon the conversion of certain convertible notes and the exercise of a warrant issued by the Company on July 15, 2020	7,292,113	401,889	420,007	22,890,768
Approve an amendment and restatement of the Company’s 2018 Equity Incentive Plan to increase the maximum number of shares authorized for issuance thereunder by 2,500,000 shares, from 5,207,928 shares to 7,707,928 shares	6,553,610	1,326,654	233,745	22,890,768
Approve an amendment to the Company’s Certificate of Incorporation to reduce the number of authorized shares of the Company’s common stock from 1,000,000,000 to 250,000,000 and preferred stock from 100,000,000 to 25,000,000	7,542,142	330,044	241,823	22,890,768

No other matters were submitted for stockholder action.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2020	Phunware, Inc.

	By:	/s/ Matt Aune
Matt Aune Chief Financial Officer